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                      SECURITIES AND EXCHANGE COMMISSION



                           Washington, D.C.   20549



                                   FORM 8-K



                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 8, 1998



                         Barrett Resources Corporation
                         -----------------------------
            (Exact name of registrant as specified in its charter)


           Delaware                  1-13446           84-0832476
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(State or other jurisdiction    (Commission File   (IRS Employer
 of incorporation)              Number)            Identification No.)


      1515 Arapahoe Street, Tower 3, Suite 1000, Denver, Colorado   80202
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            (Address of principal executive offices)     (Zip Code)



       Registrant's telephone number, including area code (303) 572-3900
                                                          --------------
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Item 5. Other Events
        ------------

        Press Release. The information set forth in a press release of the Registrant dated May 8, 1998, which is filed as an exhibit hereto, is incorporated herein by reference.

Item 7. Financial Statements And Exhibits.
        ---------------------------------

        (c) Exhibit


Exhibit
Number  Description
------  -----------

99.1    Press release dated May 8, 1998

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                                   SIGNATURE


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BARRETT RESOURCES CORPORATION



Date:  May 11, 1998                By: /s/ John F. Keller
                                      -----------------------
                                       John F. Keller
                                       Chief Financial Officer

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